UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                  FORM 8-K

                                Current Report
                                 Pursuant to
                            Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): October 27, 2000


                        ALLMERICA FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)



      Delaware                1-13754              04-3263626
(State or other           (Commission File     (I.R.S. Employer I.D.
jurisdiction of                 Number)                Number)
Incorporation)



            440 Lincoln Street, Worcester, Massachusetts 01653
                 (Address of Principal Executive Offices)
                                (Zip Code)


                             (508) 855-1000
             (Registrant's Telephone Number including area code)



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Item 9.  The following is provided for information purposes only:

The Company makes a practice of posting press releases, its quarterly Statistical Supplements and other information that may be of interest to investors under the "Investor Relations" heading on its website, www.allmerica.com. The Company from time to time may also make available on this site for a limited period of time audio recordings of, or other information related to, previously announced telephone conference calls with industry analysts, presentations at industry or analyst conferences or other matters.


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                                    SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Allmerica Financial Corporation
                                    -------------------------------
                                    Registrant


                                By: /s/ Edward J. Parry III
                                    -------------------------------
                                    Edward J. Parry III
                                    Vice President and Chief Financial
                                    Officer



Dated:  October 27, 2000


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